EPH CHINA FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED DECEMBER 1, 2010
To The Prospectus Dated October 28, 2010

After the close of trading on the New York Stock Exchange on November 30, 2010, Euro Pacific Halter Asia Management, Inc. (the “Advisor”), advisor to the EPH China Fund (the “Fund”), restructured its ownership.  Previously, the Advisor was owned 40% by Euro Pacific Capital, Inc. (“EPC”), 40% by Halter Financial Investments, L.P. and 20% by Russell Hoss, the President and Portfolio Manager of the Advisor and portfolio manager of the Fund.  As a result of the restructuring, Mr. Hoss owns 98% and Peter Schiff owns 2% of the Advisor and the Advisor changed its name to New Sheridan Advisors, Inc. (“New Sheridan”).

Under the Investment Company Act of 1940, as amended, the change of control of the Advisor resulted in automatic termination of the Advisor’s investment advisory agreement with respect to the Fund on November 30, 2010.  At a meeting of the Board of Trustees of Investment Managers Series Trust (the “Trust”) held on September 13-14, 2010, the Board appointed Euro Pacific Asset Management, Inc. (“Euro Pacific”), an affiliate of EPC, to serve as investment adviser to the Fund, and New Sheridan to serve as sub-adviser to the Fund, effective on the date such appointments are approved by a majority of the shareholders of the Fund.  Until such approval is obtained, the Board has appointed New Sheridan to serve as the Fund’s investment adviser on an interim basis beginning December 1, 2010 and continuing through April 29, 2011.

Management of the Trust will be sending shareholders of the Fund proxy materials seeking approval of the Board’s appointments of Euro Pacific and New Sheridan as the Fund’s investment adviser and sub-adviser, respectively. Additional information about Euro Pacific and New Sheridan will be included in the proxy materials.

Please file this Prospectus Supplement with your records.